Accelerating Shareholder Value in 2011 and Beyond

Upstream
2015 Cost Curve Changes

Refining Cost Curve Position



Percentile
30th
25th
20th
30th
23rd
Strategy Executed
Current

Smelting Cost Curve Position



Percentile
50th
45th
40th
51st
41st
Strategy Executed
Current

Midstream
2013 Revenue Targets



2013
GRP: $2.5 billion incremental revenue with EBITDA margins exceeding historical levels

Downstream
2013 Revenue Targets



2013
EPS: $1.6 billion incremental revenue with EBITDA margins exceeding historical levels

2011 Financial Targets

- Sustaining Capex $1.0b
- Growth Capex $0.5b
- Ma'aden Investment $0.4b
- Debt-to-cap Ratio 30 to 35%
- Positive Free Cash Flow